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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington D. C.  20549

                                  -----------

                                   FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):                              October 21, 1994



                              Hecla Mining Company

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             (Exact name of registrant as specified in its charter)



                                    Delaware

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                 (State or other jurisdiction of incorporation)


         1-8491                                            82-0126240

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(Commission File Number)                       (IRS Employer Identification No.)



6500 Mineral Drive
Coeur d'Alene, Idaho                                        83814-8788

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(Address of principal executive offices)                    (Zip Code)



                                 (208) 769-4100

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                        (Registrant's Telephone Number)





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Item 5.          Other Events.
                 ------------

                 On October 21, 1994, the Registrant issued the press release attached hereto as Exhibit A, which is incorporated herein by this reference.

Item 7.          Financial Statements, Proforma Financial Information and
                 Exhibits.
                 --------------------------------------------------------

                 Exhibit A - Press Release dated October 21, 1994.


                                   SIGNATURE
                                   ---------

                 Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            HECLA MINING COMPANY




                                            By      /s/ Nathaniel K. Adams
                                              ----------------------------------
                                               Name:    Nathaniel K. Adams
                                               Title:   Corporate Counsel and
                                                            Assistant Secretary


Dated:  October 24, 1994





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                                EXHIBIT INDEX

Exhibit No.                      Description                     Page No.
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EX-99.A                Press Release Dated October 21, 1994